                                                    [THE HARTFORD LOGO]

                       ANNUAL PRODUCT INFORMATION NOTICE
                               DATED MAY 2, 2010

We will no longer file updated prospectuses and/or statements of additional information ("SAI") for your variable annuity with the Securities and Exchange Commission. This Annual Product Information Notice updates information regarding your variable annuity. Please keep this Notice for future reference.

ADDRESS CHANGE

Our current overnight mailing address is: 1 Griffin Street North, Windsor, CT 06095-1512. Our standard mailing address is: P.O. Box 5085, Hartford, CT 06102-5085.

AFTER AUGUST 13, 2011, OUR OVERNIGHT ADDRESS WILL BE: The Hartford Wealth Management -- Global Annuities, 745 West New Circle Road Building 200, 1st Floor, Lexington, KY 40511. Our standard mailing address will be: The Hartford Wealth Management -- Global Annuities, PO Box 14293, Lexington, KY 40512-4293.

RENAME OF FUNDS

The following BB&T Variable Insurance Funds and Oppenheimer Variable Account Fund are renamed as shown in the tables below.

BB&T VARIABLE INSURANCE FUNDS

                    CURRENT NAME OF FUND                                            NEW NAME OF FUND
--------------------------------------------------------------------------------------------------------------------------
BB&T Capital Manager Equity Variable Insurance Fund           Sterling Capital Strategic Allocation Equity Variable
                                                              Insurance Fund
BB&T Select Equity Variable Insurance Fund                    Sterling Capital Select Equity Variable Insurance Fund
BB&T Special Opportunities Equity Variable Insurance Fund     Sterling Capital Special Opportunities Variable Insurance
                                                              Fund
BB&T Total Return Bond Variable Insurance Fund                Sterling Capital Total Return Bond Variable Insurance Fund

OPPENHEIMER VARIABLE ACCOUNT FUND

                    CURRENT NAME OF FUND                                            NEW NAME OF FUND
--------------------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street Small Cap Variable Account Fund       Oppenheimer Main Street Small- & Mid-Cap Variable Account
                                                              Fund

DISTRIBUTION ARRANGEMENTS

For the fiscal year ended December 31, 2010, In-Bound Revenue Sharing (administrative service payments and/or Rule 12b-1 fees received from Fund complexes (or affiliated entities)), Marketing Expense Allowances and Additional Payments did not exceed: $129.4 million (excluding indirect benefits received by offering HLS Funds as investment options), $0.9 million (approximately 0.25% of the Premium Payments invested in a particular Fund) and approximately $36 million ((excluding corporate-sponsorship related perquisites) or approximately 0.05% based on average total individual variable annuity assets), respectively.

LEGAL MATTERS

There continues to be significant federal and state regulatory activity relating to financial services companies. Like other insurance companies, we are involved in lawsuits, arbitrations, and regulatory/legal proceedings. Certain of the lawsuits and legal actions the Company is involved in assert claims for substantial amounts. While it is not possible to predict with certainty the ultimate outcome of any pending or future case, legal proceeding or regulatory action, we do not expect the ultimate result of any of these actions to result in a material adverse effect on the Company or its Separate Accounts. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's results of operations or cash flows in particular quarterly or annual periods.

HV-8079